                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       7
                       TOP FIVE INDUSTRIES       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      26
            REPORT OF INDEPENDENT AUDITORS      33
                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      34
     FUND OFFICERS AND IMPORTANT ADDRESSES      35

This report must be preceded or accompanied by a prospectus for the fund being offered.

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                U.S. GROSS DOMESTIC PRODUCT
                                                                ---------------------------
Sep 98                                                                      3.80
Dec 98                                                                      5.90
Mar 99                                                                      3.50
Jun 99                                                                      2.50
Sep 99                                                                      5.70
Dec 99                                                                      8.30
Mar 00                                                                      4.80
Jun 00                                                                      5.60
Sep 00                                                                      2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)

[LINE GRAPH]

                                                     INTEREST RATES                 INFLATION
                                                     --------------                 ---------
Dec 98                                                    4.75                        1.60
                                                          4.75                        1.70
                                                          4.75                        1.70
Mar 99                                                    4.75                        1.80
                                                          4.75                        2.30
                                                          4.75                        2.10
Jun 99                                                    5.00                        2.00
                                                          5.00                        2.10
                                                          5.25                        2.30
Sep 99                                                    5.25                        2.60
                                                          5.25                        2.60
                                                          5.50                        2.60
Dec 99                                                    5.50                        2.70
                                                          5.50                        2.70
                                                          5.75                        3.20
Mar 00                                                    6.00                        3.80
                                                          6.00                        3.10
                                                          6.50                        3.20
Jun 00                                                    6.50                        3.70
                                                          6.50                        3.70
                                                          6.50                        3.40
Sep 00                                                    6.50                        3.50
                                                          6.50                        3.40
                                                          6.50                        3.40
Dec 00                                                    6.50                        3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                             A SHARES   B SHARES   C SHARES   D SHARES
--------------------------------------------------------------------------
One-year total return
based on NAV(1)               -14.98%    -15.65%    -15.54%        N/A
--------------------------------------------------------------------------
One-year total return(2)      -19.87%    -19.31%    -16.28%        N/A
--------------------------------------------------------------------------
Five-year average annual
total return(2)                14.72%     15.01%     15.24%        N/A
--------------------------------------------------------------------------
Ten-year average total
return(2)                      16.09%        N/A        N/A        N/A
--------------------------------------------------------------------------
Life-of-Fund average
annual total return(2)         13.14%     14.79%(3)   15.02%   -11.94%(4)
--------------------------------------------------------------------------
Commencement date            01/07/54   12/20/91   07/20/93   10/17/00
--------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Class D Shares commenced operations on 10/17/00. Class D Shares are available for purchase exclusively by investors of tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter") or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter and its subsidiaries. Class D Shares are offered without any sales charges on purchases or sales and does not include a Rule 12b-1 fee. This return represents cumulative total return from commencement to 12/31/00.

    See the Comparative Performance section of the current prospectus. An Investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(December 31, 1990--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                             STANDARD & POOR'S 500
                                                                            INDEX IS A BROAD-BASED
                                                                           MEASUREMENT OF CHANGES IN
                                                                            STOCK MARKET CONDITIONS      RUSSELL 1000(R) GROWTH
                                                                             BASED ON THE AVERAGE      Index reflects the general
                                                                           PERFORMANCE OF 500 WIDELY     performance of growth
                                                   ENTERPRISE FUND*          HELD COMMON STOCKS.+               STOCKS.*
                                                   ----------------        -------------------------   --------------------------
12/90                                                   9422.00                    10000.00                     10000.00
                                                       11138.00                    11447.00                     11794.00
                                                       10897.00                    11422.00                     11681.00
                                                       11739.00                    12032.00                     12497.00
12/91                                                  13118.00                    13034.00                     14116.00
                                                       12748.00                    12706.00                     13420.00
                                                       12534.00                    12948.00                     13273.00
                                                       12929.00                    13356.00                     13857.00
12/92                                                  14219.00                    14025.00                     14822.00
                                                       14770.00                    14636.00                     14698.00
                                                       14895.00                    14705.00                     14471.00
                                                       15691.00                    15084.00                     14684.00
12/93                                                  15777.00                    15432.00                     15253.00
                                                       15274.00                    14852.00                     14580.00
                                                       14944.00                    14916.00                     14431.00
                                                       15656.00                    15645.00                     15542.00
12/94                                                  15748.00                    15642.00                     15658.00
                                                       17056.00                    17160.00                     17149.00
                                                       19030.00                    18793.00                     18835.00
                                                       20949.00                    20282.00                     20544.00
12/95                                                  21089.00                    21499.00                     21480.00
                                                       22638.00                    22652.00                     22633.00
                                                       23538.00                    23666.00                     24073.00
                                                       24678.00                    24392.00                     24941.00
12/96                                                  26042.00                    26422.00                     26447.00
                                                       26088.00                    27135.00                     26589.00
                                                       30328.00                    31862.00                     31617.00
                                                       34357.00                    34245.00                     33993.00
12/97                                                  33477.00                    35225.00                     34509.00
                                                       38489.00                    40128.00                     39738.00
                                                       39090.00                    41449.00                     41540.00
                                                       33190.00                    37334.00                     37767.00
12/98                                                  41363.00                    45271.00                     47866.00
                                                       43090.00                    47524.00                     50909.00
                                                       44209.00                    50868.00                     52868.00
                                                       42255.00                    47698.00                     50929.00
12/99                                                  52313.00                    54785.00                     63730.00
                                                       58474.00                    56030.00                     68273.00
                                                       55756.00                    54540.00                     66427.00
                                                       53882.00                    54015.00                     62851.00
12/00                                                  44476.00                    49794.00                     49439.00

This chart compares your fund's performance to that of the Standard & Poor's 500 Index and the Russell 1000(R) Growth Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Wiesenberger(R), a Thomson Financial Company

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS(*)

(as a percentage of long-term investments--December 31, 2000)


1.   CISCO SYSTEMS               4.0%
     Provides solutions that connect
     computing devices and computer
     networks.

2.   TYCO INTERNATIONAL          3.9%
     Manufactures electrical components,
     communication systems, medical
     supplies, and fire-detection systems.

3.   SAFEWAY                     3.7%
     Operates a chain of retail super-
     market stores in the United States.

4.   GENERAL ELECTRIC            3.2%
     Produces appliances, lighting
     products, aircraft engines, and
     plastics.

5.   MERCK                       2.7%
     Develops human and animal health-care
     products.

6.   EMC                         2.6%
     Provides products and services that
     help companies store and access large
     amounts of computer data.

7.   ORACLE                      2.5%
     Supplies software products for
     information management and also
     offers consulting and systems
     integration services.

8.   PHILIP MORRIS               2.2%
     Manufactures and sells various
     consumer products.

9.   FANNIE MAE (FORMERLY
     FEDERAL NATIONAL MORTGAGE
     ASSOCIATION)                2.0%
     Works with lenders to provide
     federally mandated mortgages to low-
     and middle-income families in the
     United States.

10.  COMVERSE TECHNOLOGY         1.9%
     Develops systems and software for
     multimedia communications and
     information processing applications.

(*)Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments--December 31, 2000)

[BAR GRAPH]

                                                                           DECEMBER 31, 2000
                                                                           -----------------
Pharmaceuticals                                                                  12.70
Industrial Conglomerates                                                          7.80
Diversified Financial Services                                                    6.80
Systems Software                                                                  5.70
Banks                                                                             5.50

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN ENTERPRISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2000. THE TEAM IS LED BY JEFF D. NEW, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1994 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. HE IS JOINED BY MICHAEL DAVIS AND MARY JAYNE MALY, SENIOR PORTFOLIO MANAGERS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   WHAT MARKET FACTORS AFFECTED
    THE FUND IN 2000, AND HOW DID THOSE FACTORS INFLUENCE THE FUND'S
    PERFORMANCE?

A   A slowing economy affected stock
prices across the board, as an increasing number of companies in the latter half of 2000 predicted lower-than-expected earnings. Six interest-rate increases by the Federal Reserve during the previous 18 months--a tactic designed to ease the economy to ward off potential inflation--appeared finally to be accomplishing the goal of a slower economy. Even stocks with no apparent decline in their fundamentals were vulnerable because investors were less certain overall about companies' earnings potential in this new business environment.

    Technology stocks, especially those with high expectations for growth, declined sharply, particularly in the fourth quarter. Though technology stocks were not the only victims of market volatility, they were especially susceptible to "multiple compression," or valuation declines stemming from high stock prices relative to their earnings. In this environment, the best-performing market sectors generally were those whose stocks had low price/earnings ratios--such as the financial services and consumer cyclical industries--as well as industries that typically perform well in a weakening economy, such as health care and consumer staples.

    In this difficult environment, the fund realized a negative return, though the fund outperformed its benchmark, the Russell 1000 Growth Index, by a wide margin. During the 12-month period ending December 31, 2000, the fund returned -14.98 percent (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower). By comparison, the Standard & Poor's 500 Index lost 9.10 percent of its value, while the Russell 1000 Growth Index, which more closely resembles the fund, returned -22.42 percent.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figure shown. The S&P 500 is a broad-based index of 500 widely held common stocks of companies chosen for market size, liquidity, and industry-group representation, and the Russell 1000 Growth Index is an unmanaged index that reflects the general performance of growth stocks. These indexes are statistical composites, and their returns do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE FUND?

A   Our investment strategy--investing
in companies with positive future fundamentals--has stayed the same. We continue to invest in companies that we believe demonstrate one or more of these attributes:

- Consistent earnings growth

- Accelerating earnings growth

- Better-than-expected fundamentals

- An underlying change in a company, industry, or regulatory environment

    Because we evaluate stocks on a company-by-company basis, we look at stocks entirely on their merits and not on macroeconomic factors such as market movements or interest-rate changes. We maintain our discipline in all types of market environments.

Q   IN LIGHT OF THIS STRATEGY, WHAT
    SORTS OF INVESTMENT OPPORTUNITIES DID YOU FIND DURING THE YEAR?

A   We found a variety of
opportunities in a broad range of sectors. In the early part of the year, technology stocks had strong fundamentals and represented the most prevalent investment opportunities for the fund. As the year went on, however, the fundamentals of many technology companies deteriorated, and investors eventually became unwilling to pay such high prices for these stocks. As a result, these stocks experienced significant valuation declines, and we reduced the fund's weight in that sector. Though we still own stocks in a number of technology companies, by the end of the year we found a greater number of companies in other industries that met our investment criteria. Therefore, we increased the fund's weightings in financials, health-care companies, and consumer staples (such as food, beverage, and tobacco stocks). In short, the fund's orientation has become somewhat more defensive in recent months.

    Frankly, the current market environment has been difficult for the Enterprise Fund as well as for other large-cap growth funds--most of which experienced negative returns in 2000. Many sound companies were negatively affected by the slowing economy. This led to a situation in which the remaining companies with consistently strong fundamentals became more and more highly valued. Although we declined to own a number of these stocks because of their high valuations, we did continue to own certain higher-valuation stocks because, over the long term, stocks with superior fundamentals are, in our opinion, outstanding investments.

Q   WHICH STOCKS MOST HELPED
    THE FUND DURING THE REPORTING PERIOD?

A   Health-care stocks were among the
market's--and the fund's--best performers in 2000. Companies in this industry have continued to show steady growth despite economic troubles--endearing themselves to investors craving reliability in an uncertain market.

    Drug companies represented some of the fund's highest-returning stocks. Pharmaceutical giant Merck, which continued to deliver strong earnings despite the weakening economy, performed extremely well, as did Warner Lambert (acquired by Pfizer during the year), Schering-Plough, and American Home Products. Also, in the area of health-care services, United Health Group consistently exceeded earnings expectations, resulting in a steadily increasing stock price. The fund owned this stock during the year and benefited from its strong performance.

    Other defensive stocks helped the fund's results--especially those in the consumer staples and financial industries. Within the consumer staples sector, grocery companies Safeway and Kroger helped performance, as did beverage company Pepsi Bottling.

    Some of the fund's financial stocks benefited later in the reporting period as a weaker economy signaled the possibility of lower interest rates. The fund's successful investments in this sector included American International Group, CitiGroup, and Fannie Mae. If the Federal Reserve pursues a long-term strategy of lowering interest rates, we would expect generally strong performance from financial stocks in the future.

    Though technology stocks as a group performed badly toward the end of the year, the fund did benefit from its investment in EMC, the market leader in large-scale electronic-data storage. Sanmina, a fast-growing contract electronics manufacturer benefiting from the outsourcing of manufacturing, also boosted the fund's performance.

    Keep in mind that not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHAT STOCKS HURT PERFORMANCE
    DURING THE REPORTING PERIOD?

A   As suggested, most of the fund's
laggards were technology companies. Software-maker Microsoft, the fund's largest holding on December 31, 1999, was the single biggest detractor to performance in 2000. The stock suffered as investors anticipated a slowdown in demand for personal computers. Although we reduced the fund's position, we do still own some Microsoft stock in the fund because we are optimistic about the company's popular Windows 2000 product, which seems to be making inroads into the corporate market. We also think the stock's valuation is attractive.

    Internet-service provider America Online also hurt fund performance. The company's stock price suffered from uncertainty about AOL's pending merger with Time Warner, general worries about the future health of dot-coms, and fears of slower on-line advertising revenues. (Note: On January 11, 2001, the merger between AOL and Time Warner became official.)

    Some of the fund's technology investments lost value despite remaining fundamentally solid. These stocks included Juniper Networks (maker of Internet routers), Check Point Software (developer of Internet security products), and Veritas (maker of software enabling data storage). We continue to own these stocks in the fund and still believe in their prospects for the future.

    A number of retail stocks--including Home Depot and Wal-Mart--also hurt overall performance, as slower consumer spending and months of rising interest rates took their toll on these and other retail stocks.

Q   IN YOUR OPINION, WHAT LIES
    AHEAD FOR THE FUND?

A   Clearly, the economy is slowing.
What is not yet clear is how the Federal Reserve will respond. We do expect that the Fed will lower interest rates in hopes of spurring economic growth. (Note:
On January 3, 2001, the Fed did lower interest rates by 0.50 percent.) We believe there is a light at the end of the tunnel, though we do not yet know how long the tunnel is. At some point, we believe investors will be more confident about corporate earnings, and such confidence generally coincides with an improved stock market environment.

    Given a slower economy, we may well see more companies announce lower-than-expected earnings during the next few quarters. In light of these uncertainties, we will continue to stick to our investment discipline and focus on companies we believe have strong future fundamentals. For the foreseeable future, we expect that the companies with the strongest fundamentals will be in industries that are less economically sensitive. We will own stock in some of those companies, but also in companies that we believe are well positioned on a long-term basis, even if they may experience some temporary decline in fundamentals due to a slower economy.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer Class D shares as well.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PRICE-TO-EARNINGS (P/E) RATIO: Shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  96.0%
ALTERNATIVE CARRIERS  0.7%
Qwest Communications International, Inc. (a)...............    623,000   $   25,543,000
                                                                         --------------

APPAREL RETAIL  0.4%
Limited, Inc. .............................................    833,000       14,213,062
                                                                         --------------

APPLICATION SOFTWARE  1.5%
BEA Systems, Inc. (a)......................................    120,000        8,077,500
i2 Technologies, Inc. (a)..................................    228,000       12,397,500
Rational Software Corp. (a)................................    572,000       22,272,250
Siebel Systems, Inc. (a)...................................    132,000        8,926,500
                                                                         --------------
                                                                             51,673,750
                                                                         --------------
BANKS  5.3%
Bank of America Corp. .....................................    253,000       11,606,375
Bank of New York Co., Inc. ................................    367,000       20,253,812
FleetBoston Financial Corp. ...............................    700,000       26,293,750
Golden West Financial Corp. ...............................    509,000       34,357,500
J.P. Morgan Chase & Co. ...................................    178,000        8,087,875
Mellon Financial Corp. ....................................    313,000       15,395,687
Northern Trust Corp. ......................................    133,000       10,847,812
Washington Mutual, Inc. ...................................    606,000       32,155,875
Wells Fargo Co. ...........................................    408,000       22,720,500
                                                                         --------------
                                                                            181,719,186
                                                                         --------------
BIOTECHNOLOGY  1.0%
IDEC Pharmaceuticals Corp. (a).............................    174,000       32,983,875
                                                                         --------------

BREWERS  0.7%
Anheuser-Busch Cos., Inc. .................................    532,000       24,206,000
                                                                         --------------

CABLE TELEVISION  0.4%
Comcast Corp., Class A (a).................................    354,000       14,779,500
                                                                         --------------

CASINO & GAMING  0.3%
Park Place Entertainment Corp. (a).........................    996,000       11,889,750
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMPUTER STORAGE & PERIPHERALS  2.7%
EMC Corp. (a)..............................................  1,271,000   $   84,521,500
Network Appliance, Inc. (a)................................    115,000        7,381,562
                                                                         --------------
                                                                             91,903,062
                                                                         --------------
COMPUTERS & ELECTRONIC RETAIL  0.7%
RadioShack Corp. ..........................................    552,000       23,632,500
                                                                         --------------

CONSUMER FINANCE  2.0%
Capital One Financial Corp. ...............................    288,000       18,954,000
Household International, Inc. .............................    263,000       14,465,000
MBNA Corp. ................................................    433,000       15,993,937
Providian Financial Corp. .................................    340,000       19,550,000
                                                                         --------------
                                                                             68,962,937
                                                                         --------------
DEPARTMENT STORES  0.5%
Kohl's Corp. (a)...........................................    291,000       17,751,000
                                                                         --------------

DIVERSIFIED FINANCIAL SERVICES  6.5%
American Express Co. (a)...................................    303,000       16,646,062
Charles Schwab Corp. ......................................    594,000       16,854,750
Citigroup, Inc. ...........................................    974,000       49,734,875
Convergys Corp. (a)........................................    217,000        9,832,812
Fannie Mae.................................................    750,000       65,062,500
Freddie Mac................................................    580,000       39,947,500
Merrill Lynch & Co., Inc. .................................    168,000       11,455,500
T Rowe Price Group, Inc. ..................................    308,000       13,017,812
                                                                         --------------
                                                                            222,551,811
                                                                         --------------
DRUG RETAIL  1.0%
Walgreen Co. ..............................................    784,000       32,781,000
                                                                         --------------

ELECTRIC UTILITIES  0.3%
Calpine Corp. (a)..........................................    201,400        9,075,587
                                                                         --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  2.9%
Applied Micro Circuits Corp. (a)...........................    220,000       16,510,312
Broadcom Corp., Class A (a)................................     90,000        7,560,000
Jabil Circuit, Inc. (a)....................................    138,000        3,501,750
Sanmina Corp. (a)..........................................    569,000       43,599,625
Waters Corp. (a)...........................................    326,000       27,221,000
                                                                         --------------
                                                                             98,392,687
                                                                         --------------
ENVIRONMENTAL SERVICES  1.0%
Waste Management, Inc. ....................................  1,208,900       33,546,975
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
FOOD RETAIL  4.7%
Kroger Co. (a).............................................  1,480,000   $   40,052,500
Safeway, Inc. (a)..........................................  1,913,000      119,562,500
                                                                         --------------
                                                                            159,615,000
                                                                         --------------
HEALTH CARE DISTRIBUTORS & SERVICES  1.3%
Cardinal Health, Inc. .....................................    441,000       43,934,625
                                                                         --------------

HEALTH CARE EQUIPMENT  1.7%
Applera Corp.--Celera Genomics Group (a)...................    282,000       26,525,625
Baxter International, Inc. ................................    364,200       32,163,412
                                                                         --------------
                                                                             58,689,037
                                                                         --------------
HEALTH CARE FACILITIES  1.1%
HCA--The Healthcare Co. ...................................    450,000       19,804,500
Tenet Healthcare Corp. (a).................................    410,000       18,219,375
                                                                         --------------
                                                                             38,023,875
                                                                         --------------
HEALTH CARE SUPPLIES  1.2%
Allergan, Inc. ............................................    410,000       39,693,125
                                                                         --------------

HOTELS  1.1%
Starwood Hotels & Resorts Worldwide, Inc., Class B.........  1,026,900       36,198,225
                                                                         --------------

INDUSTRIAL CONGLOMERATES  7.5%
General Electric Co. ......................................  2,182,000      104,599,625
Minnesota Mining & Manufacturing Co. ......................    153,000       18,436,500
Southern Energy, Inc. (a)..................................    165,000        4,671,563
Tyco International Ltd. ...................................  2,325,000      129,037,500
                                                                         --------------
                                                                            256,745,188
                                                                         --------------
INSURANCE BROKERS  0.2%
Marsh & McLennan Cos., Inc. ...............................     58,000        6,786,000
                                                                         --------------

INTERNET SOFTWARE & SERVICES  0.7%
America Online, Inc. (a)...................................    665,000       23,142,000
                                                                         --------------

IT CONSULTING & SERVICES  1.2%
Check Point Software Technologies Ltd. (a).................    244,000       32,589,250
SunGard Data Systems, Inc. (a).............................    174,000        8,199,750
                                                                         --------------
                                                                             40,789,000
                                                                         --------------
LIFE & HEALTH INSURANCE  1.4%
American General Corp. ....................................    140,000       11,410,000
John Hancock Financial Services (a)........................    302,000       11,362,750
Metlife, Inc. .............................................    707,000       24,745,000
                                                                         --------------
                                                                             47,517,750
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
MANAGED HEALTH CARE  2.5%
CIGNA Corp. ...............................................    167,000   $   22,094,100
UnitedHealth Group, Inc. ..................................    602,000       36,947,750
Wellpoint Health Networks, Inc., Class A (a)...............    232,000       26,738,000
                                                                         --------------
                                                                             85,779,850
                                                                         --------------
MOTORCYCLE MANUFACTURERS  0.9%
Harley-Davidson, Inc. .....................................    816,000       32,436,000
                                                                         --------------

MOVIES & ENTERTAINMENT  0.7%
Metro-Goldwyn-Mayer, Inc. (a)..............................    795,778       12,981,129
Time Warner, Inc. .........................................    193,000       10,082,320
                                                                         --------------
                                                                             23,063,449
                                                                         --------------
MULTI-LINE INSURANCE  1.1%
American International Group, Inc. ........................    342,000       33,708,375
Axa--ADR (France)..........................................     45,725        3,283,627
                                                                         --------------
                                                                             36,992,002
                                                                         --------------
MULTI-UTILITIES  0.5%
Enron Corp. ...............................................    207,000       17,206,875
                                                                         --------------

NETWORKING EQUIPMENT  4.8%
Brocade Communications Systems, Inc. (a)...................    132,000       12,119,250
Cisco Systems, Inc. (a)....................................  3,452,000      132,039,000
Juniper Networks, Inc. (a).................................    142,000       17,900,875
                                                                         --------------
                                                                            162,059,125
                                                                         --------------
OIL & GAS DRILLING  2.8%
ENSCO International, Inc. .................................    490,000       16,690,625
Global Marine, Inc. (a)....................................    353,000       10,016,375
Nabors Industries, Inc. (a)................................    311,000       18,395,650
Noble Drilling Corp. (a)...................................    859,000       37,312,813
Transocean Sedco Forex, Inc. ..............................    265,000       12,190,000
                                                                         --------------
                                                                             94,605,463
                                                                         --------------
OIL & GAS EQUIPMENT & SERVICES  1.3%
Baker Hughes, Inc. ........................................    791,000       32,875,938
Smith International, Inc. (a)..............................    163,000       12,153,688
                                                                         --------------
                                                                             45,029,626
                                                                         --------------
OIL & GAS EXPLORATION & PRODUCTION  0.6%
Anadarko Petroleum Corp. ..................................    301,000       21,395,080
                                                                         --------------

PERSONAL PRODUCTS  0.9%
Avon Products, Inc. .......................................    658,000       31,501,750
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PHARMACEUTICALS  12.2%
Abbott Laboratories, Inc. .................................    872,000   $   42,237,500
ALZA Corp. (a).............................................    472,000       20,060,000
American Home Products Corp. ..............................    600,100       38,136,355
Bristol-Myers Squibb Co. ..................................    453,000       33,493,688
Eli Lilly & Co. ...........................................    390,000       36,294,375
Forest Laboratories, Inc. (a)..............................    131,000       17,406,625
Immunex Corp. (a)..........................................    270,900       11,005,313
King Pharmaceuticals, Inc. (a).............................    362,000       18,710,875
Merck & Co., Inc. .........................................    953,000       89,224,625
Pfizer, Inc. ..............................................  1,134,500       52,187,000
Pharmacia Corp. ...........................................    283,000       17,263,000
Schering-Plough Corp. .....................................    703,000       39,895,250
                                                                         --------------
                                                                            415,914,606
                                                                         --------------
PROPERTY & CASUALTY INSURANCE  0.5%
Allstate Corp. ............................................    368,000       16,031,000
                                                                         --------------

SEMICONDUCTORS  2.6%
Analog Devices, Inc. (a)...................................    706,000       36,138,375
Celestica, Inc. (a)........................................    161,000        8,734,250
Linear Technology Corp. ...................................    689,000       31,866,250
Xilinx, Inc. (a)...........................................    241,000       11,116,125
                                                                         --------------
                                                                             87,855,000
                                                                         --------------
SOFT DRINKS  2.6%
Pepsi Bottling Group, Inc. ................................    803,000       32,069,813
PepsiCo, Inc. .............................................  1,120,000       55,510,000
                                                                         --------------
                                                                             87,579,813
                                                                         --------------
SPECIALTY STORES  0.6%
Bed Bath & Beyond, Inc. (a)................................    880,000       19,690,000
                                                                         --------------

SYSTEMS SOFTWARE  5.5%
Adobe Systems, Inc. .......................................    373,000       21,703,938
Intuit, Inc. (a)...........................................    168,000        6,625,500
Mercury Interactive Corp. (a)..............................     96,000        8,664,000
Microsoft Corp. (a)........................................    879,000       38,126,625
Oracle Corp. (a)...........................................  2,827,000       82,159,688
VERITAS Software Corp. (a).................................    329,000       28,787,500
                                                                         --------------
                                                                            186,067,251
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TELECOMMUNICATIONS EQUIPMENT  3.8%
Comverse Technology, Inc. (a)..............................    583,000   $   63,328,375
Corning, Inc. .............................................  1,092,000       57,671,250
Scientific-Atlanta, Inc. ..................................    313,000       10,192,063
                                                                         --------------
                                                                            131,191,688
                                                                         --------------
TOBACCO  2.1%
Philip Morris Cos., Inc. ..................................  1,664,000       73,216,000
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  96.0%
  (Cost $2,814,675,832)...............................................    3,274,354,085

REPURCHASE AGREEMENT  4.7%
State Street Bank & Trust Co. ($160,251,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/29/00 to
  be sold on 01/02/01 at $160,354,273) (Cost $160,251,000)............      160,251,000
                                                                         --------------

TOTAL INVESTMENTS  100.7%
  (Cost $2,974,926,832)...............................................    3,434,605,085
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%).........................      (25,168,740)
                                                                         --------------

NET ASSETS  100.0%....................................................   $3,409,436,345
                                                                         ==============

ADR - American Depositary Receipt

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $2,974,926,832).....................  $3,434,605,085
Receivables:
  Fund Shares Sold..........................................      30,731,839
  Dividends.................................................       2,683,301
  Investments Sold..........................................       1,116,557
  Interest..................................................          77,455
Other.......................................................         325,053
                                                              --------------
    Total Assets............................................   3,469,539,290
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      35,763,454
  Fund Shares Repurchased...................................      12,906,086
  Custodian Bank............................................       6,878,653
  Distributor and Affiliates................................       2,515,607
  Investment Advisory Fee...................................       1,119,882
Accrued Expenses............................................         591,387
Trustees' Deferred Compensation and Retirement Plans........         327,876
                                                              --------------
    Total Liabilities.......................................      60,102,945
                                                              --------------
NET ASSETS..................................................  $3,409,436,345
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $3,037,612,671
Net Unrealized Appreciation.................................     459,678,253
Accumulated Net Investment Loss.............................        (306,755)
Accumulated Distributions in Excess of Net Realized Gain....     (87,547,824)
                                                              --------------
NET ASSETS..................................................  $3,409,436,345
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,293,362,641 and 135,285,588 shares of
    beneficial interest issued and outstanding).............  $        16.95
    Maximum sales charge (5.75%* of offering price).........            1.03
                                                              --------------
    Maximum offering price to public........................  $        17.98
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $976,453,983 and 60,828,823 shares of
    beneficial interest issued and outstanding).............  $        16.05
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $124,228,882 and 7,645,012 shares of
    beneficial interest issued and outstanding).............  $        16.25
                                                              ==============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,390,839 and 907,395 shares of
    beneficial interest issued and outstanding).............  $        16.96
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $91,027).....  $   17,001,175
Interest....................................................       6,141,404
                                                              --------------
    Total Income............................................      23,142,579
                                                              --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and D of $6,374,645, $11,195,561, $1,230,452 and
  $0, respectively).........................................      18,800,658
Investment Advisory Fee.....................................      16,803,454
Shareholder Services........................................       6,951,472
Custody.....................................................         478,790
Legal.......................................................         130,732
Trustees' Fees and Related Expenses.........................         105,032
Other.......................................................       1,454,025
                                                              --------------
    Total Expenses..........................................      44,724,163
    Less Credits Earned on Cash Balances....................          73,436
                                                              --------------
    Net Expenses............................................      44,650,727
                                                              --------------
NET INVESTMENT LOSS.........................................  $  (21,508,148)
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  303,897,006
  Futures...................................................         (64,089)
                                                              --------------
Net Realized Gain...........................................     303,832,917
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,364,234,284
  End of the Period:
    Investments.............................................     459,678,253
                                                              --------------
Net Unrealized Depreciation During the Period...............    (904,556,031)
                                                              --------------
NET REALIZED AND UNREALIZED LOSS............................  $ (600,723,114)
                                                              ==============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (622,231,262)
                                                              ==============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2000    DECEMBER 31, 1999
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..............................  $   (21,508,148)     $   (11,778,087)
Net Realized Gain................................      303,832,917          482,437,010
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (904,556,031)         305,352,356
                                                   ---------------      ---------------
Change in Net Assets from Operations.............     (622,231,262)         776,011,279
                                                   ---------------      ---------------

Distributions from Net Investment Income*........              -0-              (39,771)
Distributions in Excess of Net Investment
  Income*........................................              -0-             (332,342)
                                                   ---------------      ---------------
Distributions from and in Excess of Net
  Investment Income*.............................              -0-             (372,113)
                                                   ---------------      ---------------
Distributions from Net Realized Gain*............     (374,797,668)        (443,264,269)
Distributions in Excess of Net Realized Gain*....      (87,547,824)                 -0-
                                                   ---------------      ---------------
Distributions from and in Excess of Net Realized
  Gain*..........................................     (462,345,492)        (443,264,269)
                                                   ---------------      ---------------
Total Distributions..............................     (462,345,492)        (443,636,382)
                                                   ---------------      ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................   (1,084,576,754)         332,374,897
                                                   ---------------      ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    1,968,417,137        5,415,754,623
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      423,852,348          404,284,548
Cost of Shares Repurchased.......................   (1,628,073,896)      (5,462,366,950)
                                                   ---------------      ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      764,195,589          357,672,221
                                                   ---------------      ---------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     (320,381,165)         690,047,118
NET ASSETS:
Beginning of the Period..........................    3,729,817,510        3,039,770,392
                                                   ---------------      ---------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $306,755 and $243,309,
  respectively)..................................  $ 3,409,436,345      $ 3,729,817,510
                                                   ===============      ===============
* Distributions by Class:
-------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................  $           -0-      $      (372,113)
  Class B Shares.................................              -0-                  -0-
  Class C Shares.................................              -0-                  -0-
  Class D Shares.................................              -0-                  -0-
                                                   ---------------      ---------------
                                                   $           -0-      $      (372,113)
                                                   ===============      ===============
Distributions from and in Excess of Net Realized
  Gain:
  Class A Shares.................................  $  (308,748,961)     $  (304,078,413)
  Class B Shares.................................     (134,968,645)        (125,087,732)
  Class C Shares.................................      (16,956,336)         (14,098,124)
  Class D Shares.................................       (1,671,550)                 -0-
                                                   ---------------      ---------------
                                                   $  (462,345,492)     $  (443,264,269)
                                                   ===============      ===============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED DECEMBER 31,
CLASS A SHARES                     --------------------------------------------------------
                                     2000        1999        1998        1997        1996
                                   --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $  22.77    $  20.63    $  17.41    $  15.12    $  13.07
                                   --------    --------    --------    --------    --------
  Net Investment Income/Loss.....      (.08)       (.03)        .06         .09         .09
  Net Realized and Unrealized
    Gain/Loss....................     (3.17)       5.20        3.98        4.11        2.94
                                   --------    --------    --------    --------    --------
Total from Investment
  Operations.....................     (3.25)       5.17        4.04        4.20        3.03
                                   --------    --------    --------    --------    --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................       -0-         -0-         .05         .06         .08
  Distributions from and in
    Excess of Net Realized
    Gain.........................      2.57        3.03         .77        1.85         .90
                                   --------    --------    --------    --------    --------
Total Distributions..............      2.57        3.03         .82        1.91         .98
                                   --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $  16.95    $  22.77    $  20.63    $  17.41    $  15.12
                                   ========    ========    ========    ========    ========

Total Return (a).................   -14.98%      26.56%      23.56%      28.55%      23.48%
Net Assets at End of the Period
  (In millions)..................  $2,293.4    $2,591.1    $2,137.4    $1,706.1    $1,276.9
Ratio of Expenses to Average Net
  Assets (b).....................      .89%        .91%        .94%        .93%       1.01%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (b).....................     (.30%)      (.13%)       .32%        .54%        .60%
Portfolio Turnover...............      117%        111%         72%         73%        110%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED DECEMBER 31,
CLASS B SHARES                     ------------------------------------------------------------
                                   2000 (C)        1999        1998 (C)       1997        1996
                                   ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $ 21.88       $  20.07       $17.06       $14.91      $12.94
                                   -------       --------       ------       ------      ------
  Net Investment Loss............     (.23)          (.15)        (.09)        (.02)       (.01)
  Net Realized and Unrealized
    Gain/Loss....................    (3.03)          4.99         3.88         4.02        2.88
                                   -------       --------       ------       ------      ------
Total from Investment
  Operations.....................    (3.26)          4.84         3.79         4.00        2.87
Less Distributions from and in
  Excess of Net Realized Gain....     2.57           3.03          .78         1.85         .90
                                   -------       --------       ------       ------      ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $ 16.05       $  21.88       $20.07       $17.06      $14.91
                                   =======       ========       ======       ======      ======

Total Return (a).................  -15.65%         25.54%       22.65%       27.50%      22.48%
Net Assets at End of the Period
  (In millions)..................  $ 976.5       $1,020.8       $816.3       $542.2      $305.6
Ratio of Expenses to Average Net
  Assets (b).....................    1.67%          1.67%        1.74%        1.75%       1.82%
Ratio of Net Investment Loss to
  Average Net Assets (b).........   (1.09%)         (.91%)       (.49%)       (.29%)      (.21%)
Portfolio Turnover...............     117%           111%          72%          73%        110%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED DECEMBER 31,
CLASS C SHARES                      ----------------------------------------------------------
                                    2000 (C)       1999       1998 (C)       1997        1996
                                    ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $ 22.09       $20.24       $17.19       $15.01      $13.01
                                    -------       ------       ------       ------      ------
  Net Investment Loss.............     (.21)        (.14)        (.09)        (.02)       (.01)
  Net Realized and Unrealized
    Gain/Loss.....................    (3.06)        5.02         3.91         4.05        2.91
                                    -------       ------       ------       ------      ------
Total from Investment
  Operations......................    (3.27)        4.88         3.82         4.03        2.90
Less Distributions from and in
  Excess of Net Realized Gain.....     2.57         3.03          .77         1.85         .90
                                    -------       ------       ------       ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $ 16.25       $22.09       $20.24       $17.19      $15.01
                                    =======       ======       ======       ======      ======

Total Return (a)..................  -15.54%       25.59%       22.65%       27.51%      22.60%
Net Assets at End of the Period
  (In millions)...................  $ 124.2       $117.9       $ 86.0       $ 56.9      $ 30.4
Ratio of Expenses to Average Net
  Assets (b) (d)..................    1.55%        1.68%        1.74%        1.75%       1.82%
Ratio of Net Investment Income/
  Loss to Average Net Assets
  (b).............................    (.96%)       (.90%)       (.48%)       (.29%)      (.22%)
Portfolio Turnover................     117%         111%          72%          73%        110%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                              OCTOBER 17, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2000
                       CLASS D SHARES                         -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 21.93
                                                                   -------
  Net Realized and Unrealized Loss..........................         (2.93)
  Less Distributions from and in Excess of Net Realized
    Gain....................................................          2.04
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $ 16.96
                                                                   =======

Total Return (a)............................................       -11.94%*
Net Assets at End of the Period (In millions)...............       $  15.4
Ratio of Expenses to Average Net Assets (b).................          .77%
Ratio of Net Investment Income to Average Net Assets........          .10%
Portfolio Turnover..........................................          117%

(a) Assumes reinvestment of all distributions for the period.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2000.

*  Non-annualized

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Enterprise Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B, Class C and Class D Shares commenced on December 20, 1991, July 20, 1993 and October 17, 2000, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $3,005,599,853; the aggregate gross unrealized appreciation is $622,410,498 and the aggregate gross unrealized depreciation is $193,405,266, resulting in net unrealized appreciation on long- and short-term investments of $429,005,232.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the year ended December 31, 2000, a permanent book and tax difference relating to a net operating loss, in the amount of $21,444,702, was reclassified from accumulated net investment loss to capital.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Fund's custody fee was reduced by $73,436 a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $1 billion............................................  .50 of 1%
Next $1 billion.............................................  .45 of 1%
Next $1 billion.............................................  .40 of 1%
Over $3 billion.............................................  .35 of 1%

    For the year ended December 31, 2000, the Fund recognized expenses of approximately $130,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $233,900 representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $4,884,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $212,882 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $1,865,509,880, $1,016,513,327,
$136,197,121 and $19,392,343 for Classes A, B, C, and D, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   55,557,220    $ 1,266,923,334
  Class B.............................................   27,584,791        598,997,640
  Class C.............................................    3,797,509         83,953,133
  Class D.............................................      847,079         18,543,030
                                                        -----------    ---------------
Total Sales...........................................   87,786,599    $ 1,968,417,137
                                                        ===========    ===============
Dividend Reinvestment:
  Class A.............................................   15,275,112    $   278,089,874
  Class B.............................................    7,457,686        128,436,966
  Class C.............................................      900,075         15,653,958
  Class D.............................................       98,211          1,671,550
                                                        -----------    ---------------
Total Dividend Reinvestment...........................   23,731,084    $   423,852,348
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (49,318,746)   $(1,123,187,700)
  Class B.............................................  (20,857,438)      (452,215,072)
  Class C.............................................   (2,389,313)       (51,945,692)
  Class D.............................................      (37,895)          (725,432)
                                                        -----------    ---------------
Total Repurchases.....................................  (72,603,392)   $(1,628,073,896)
                                                        ===========    ===============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 1999, capital aggregated $1,458,109,182, $747,435,502 and
$89,317,100 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   204,104,518    $ 4,361,367,361
  Class B............................................    45,071,295        932,198,067
  Class C............................................     5,836,735        122,189,195
                                                       ------------    ---------------
Total Sales..........................................   255,012,548    $ 5,415,754,623
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................    12,823,258    $   272,202,449
  Class B............................................     5,831,316        119,129,590
  Class C............................................       628,245         12,952,509
                                                       ------------    ---------------
Total Dividend Reinvestment..........................    19,282,819    $   404,284,548
                                                       ============    ===============
Repurchases:
  Class A............................................  (206,756,637)   $(4,423,347,663)
  Class B............................................   (44,921,263)      (926,532,977)
  Class C............................................    (5,378,863)      (112,486,310)
                                                       ------------    ---------------
Total Repurchases....................................  (257,056,763)   $(5,462,366,950)
                                                       ============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to class A Shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 2000 and 1999, 3,320,585 and 3,108,556, Class B Shares automatically converted to Class A Shares, respectively and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

    Class D Shares commenced operations on October 17, 2000. On October 17, 2000, 823,801 Class A Shares converted to Class D Shares and are shown in the above table as sales of Class D Shares and repurchases of Class A Shares. Class D Shares do not possess a conversion feature.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended December 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,817,500 and CDSC on redeemed shares of approximately $1,705,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,902,086,550 and $4,431,058,288, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into future contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended December 31, 2000, were as follows:

                                                              CONTRACTS
                                                              ---------
Outstanding at December 31, 1999............................      760
Futures Opened..............................................      -0-
Futures Closed..............................................     (760)
                                                                -----
Outstanding at December 31, 2000............................      -0-
                                                                =====

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 2000, are payments retained by Van Kampen of approximately $9,411,500.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Enterprise Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Enterprise Fund (the "Fund"), as of December 31, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2000 the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

[SIG]

Chicago, Illinois
February 6, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN ENTERPRISE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* -- Chairman
SUZANNE H. WOOLSEY, PH.D.

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal Income tax purpose, the following information is furnished with respect to the distributions paid by the fund during its taxable year ended December 31, 2000. The Fund designated and paid $455,056,514 as a 20% rate gain distribution. For corporate shareholders 71% of the distributions qualify for the dividend received deductions. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

(1)Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP has ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's Investment Adviser.
* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  2001 All rights reserved.